SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 18, 2006 (April 18, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	333-117633 (Commission File Number)	54-2122988 (IRS Employer Identification No.)

310 Fourth Street Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

The Seneca Gaming Corporation (SGC) expects to make announcements today by radio and tomorrow by television regarding its commitment to the Seneca Buffalo Creek Casino project. These announcements include disclosure of an anticipated investment by SGC of $125 million for the initial development phase of this project. The text of the radio and television announcements is attached to this Form 8-K as Exhibit 99.1.

Item 9.01

(a)  Exhibit

99.1                           Radio and Television Announcements Regarding Commitment to Seneca Buffalo Creek Casino Project

The information contained in this Current Report and in the form of announcement attached as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent that it is expressly stated to be incorporated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: April 18, 2006	/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General
Counsel

EXHIBIT INDEX

Exhibit
No.	Description

99.1*	Radio and Television Announcements Regarding Commitment to Seneca Buffalo Creek Casino Project

*Filed herewith